Exhibit 10.1

BRITISH COLUMBIA	Ministry of Energy and Mines, Energy and Minerals Division - Mineral Titles Branch
RECORD OF 2 POST CLAIM
Mineral Tenure Act, Section 27

Mining Division		Tenure No.			406361

Gold Commissioner		Date of Record

PLEASE PRINT CLEARLY

APPLICATION	I, Lloyd Tattersall	AGENT FOR			Glengarry Development Corp.
TO RECORD	BOX 1365 150 Mile House				BOX 27073-1365 Marine Dr.
A	B.C.				West Vancouver, B.C.
2 POST	V0X 2G0	(250) 243-2425			V7T 2X8	(604) 922-6998
CLAIM	Client Number	126457			Client Number	145065
Hereby apply for a record of a 2 post claim for the location as outlined on this attached copy of mineral titles reference
	map number(s)	#93A053, in the Cariboo Mining Division.

ACCESS	Describe how you gained acces to the location; include reference to roadsd, trails, topographic features, permanent landmarks and a description of the intial post location.
Take the Mitchel Bay Rd., From Gavin Lake, I. P. is 2,200 M NorthEast of where the Hamaltine Creek crosses the Mitchel Bay Rd.
	GPS Co-ordination taken of posts:	Yes:	No:	X	If yes, complete information on chard on reverse.

TAG	I have securely affixed the person of the metal identification tag		I have securely affixed the person of the metal identification tag
INFORMATION	endorsed AINITIAL POST (No. 1)@ to the initial post and		endorsed AFINAL POST (No. 2)@ to the initial post and
	impressed this information on the tag		impressed this information on the tag
	Tag Number 722305 M		Tag Number 722305
		INITIAL POST (No. 1)				FINAL POST (No. 2)
	CLAIM NAME	K9	CLAIM NAME			K9
	LOCATOR	Lloyd Tattersall	LOCATOR			Lloyd Tattersall
	AGENT FOR	Glengarry Development Corp.	AGENT FOR			Glengarry Development Corp.
	DATE COMMENCED	October 30, 2003	DIST. FROM I.P.			500 M
	DATE COMMENCED	2:00PM	DATE COMPLETED			October 30, 2003
	**DIR. TO F.P.	90%	TIME COMPLETED			3:00PM
	METRES TO RIGHT		If witness post was placed for the legal corner post: Bearing and distance from the witness post to true position of final post, exactly as written on the witness post is ___ degrees, _____ metres.
	METRES TO LEFT	500
** ADirection@ means a bearing measureed between 0[o] and 360[o], where 0[o] is the bearing of true north.

Acknowledgments

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 2 post claims and have attached a plan of the location on which the positions of the initial and final posts (and witness and identification post if applicable) are indicated. The tag information supplied above to the indentical information that I impressed upon the tags affixed to the applicable post when located this claim, and this information is true and correct.

[FILE STAMP]
/s/ Lloyd Tattersall
Signature of Locator